UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/02/2009

SEITEL INC
(Exact name of registrant as specified in its charter)

Commission File Number:  0-14488

DE	76-0025431
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10811 S. Westview Circle, Building C, Suite 100, Houston, TX 77043
(Address of principal executive offices, including zip code)

713-881-8900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 2, 2009, the company issued a press release reporting an update to its revenue estimates for the quarter ended June 30, 2009. This press release inadvertently omitted a reconciliation of cash resales, a non-GAAP financial measure, to total revenue, the most comparable GAAP measure. On July 7, 2009 the company re-issued this press release to include the required reconciliation and announce the date for its second quarter conference call. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2 and are hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1        Press release dated July 2, 2009

Exhibit 99.2        Press release dated July 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEITEL INC

Date: July 02, 2009	By:	/s/ William J. Restrepo
William J. Restrepo
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	press release dated July 2, 2009
EX-99.2	press release dated July 7, 2009